OMB APPROVAL
OMB Number: 3235-0570 Expires: September 30, 2007 Estimated average burden hours per response: 19.4

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21507

     Utilities and High Income Fund

_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116

_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq.
200 Berkeley Street Boston,
Massachusetts 02116

____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: [August 31, 2006]

Date of reporting period: [August 31, 2006]

Item 1 - Reports to Stockholders.

Evergreen Utilities and High Income Fund

Evergreen

UTILITIES AND HIGH INCOME FUND

Annual Report
as of August 31, 2006

Evergreen Investments
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
13	STATEMENT OF ASSETS AND LIABILITIES
14	STATEMENT OF OPERATIONS
15	STATEMENTS OF CHANGES IN NET ASSETS
16	STATEMENT OF CASH FLOWS
17	NOTES TO FINANCIAL STATEMENTS
25	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
26	AUTOMATIC DIVIDEND REINVESTMENT PLAN
27	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2006, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

October 2006

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for Evergreen Utilities and High Income Fund, covering the twelve-month period ended August 31, 2006.

Domestic capital markets, both equity and fixed income, faced a variety of sometimes inconsistent influences during the past twelve months. Investors weighed the positive effects of solid earnings growth and indications that the Federal Reserve Board (Fed) might have reached the end of its cycle of credit tightening. Supporting an optimistic view was new evidence late in the period that the pace of economic growth was starting to decelerate and that inflationary pressures were beginning to recede. However, for much of the twelve months, investors contemplated the risks that high energy and commodity costs would increase general inflationary pressures and eventually stall the economic expansion. Worries also surfaced that the slowing housing market might start to be a drag on the general economy.

After experiencing robust growth through 2005, the nation’s economy surged by more than 5% in the first quarter of 2006. The expansion then slowed more than generally had been expected, with growth in Gross Domestic Product (GDP) decelerated to 2.5% in the second quarter. Year-over-year corporate earnings, meanwhile, were expected to rise in the third quarter by more than 10% for the thirteenth consecutive quarter. After raising the influential fed funds rate 17 consecutive times, from 1.00% to 5.25%, the Fed left the rate unchanged at its meeting in August. However, core inflation remained above the range preferred by the Fed, and it remained uncertain whether the Fed finally had ended its rate

LETTER TO SHAREHOLDERS continued

hikes or had simply paused to assess the impacts of past rate increases.

In assessing the sometimes conflicting pieces of evidence about the state of the economy, Evergreen’s Investment Strategy Committee focused on a variety of signals pointing to the resilience of the economic recovery. While rates of growth in corporate profits, capital expenditures and personal consumption were starting to decelerate, all these economic indicators nevertheless still were rising at what we believed to be more sustainable paces.

In the equity markets, domestic stocks tended to produce moderate performance for the twelve months, but returns of the market indexes masked considerable short-term volatility. Stocks of utilities tended to outperform general market averages. During the same period, the fixed income markets generated modest, but usually positive results. The backdrop of strong economic growth and rising corporate profitability helped lower-rated, higher-yielding bonds outperform higher-quality securities.

In this environment, the investment team managing the Evergreen Utilities and High Income Fund continued to focus on generating a high level of current income and moderate capital growth. The team allocated a majority of the assets of this closed-end fund to investments in equity and convertible securities of utility companies, supplemented by a healthy exposure to lower-rated, high-yielding corporate debt.

On September 22, 2006, the Board of Trustees of the Fund approved a proposal to add Crow Point Partners, LLC (Crow Point) as sub-advisor to the Fund. The proposal is subject to approval by shareholders. A shareholder meeting has been scheduled for Friday, December 15, 2006 at which shareholders of record at the close of business on October 13, 2006 will be entitled to vote. Assuming shareholder approval, the sub-advisory arrangement is

LETTER TO SHAREHOLDERS continued

expected to become effective following the meeting. Crow Point is a new investment advisory firm that is majority owned by M.D. Sass/Macquarie Financial Strategies, L.P. Timothy O’Brien, currently a Managing Director for Evergreen Investments, is a co-founder and a principal of Crow Point. Mr. O’Brien has been the lead manager for the equity portion of the Fund since its inception.

As always, we continue to recommend a diversified strategy, and we believe exposure to Evergreen’s closed-end funds may help investors achieve their long-term goals.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you may also access details about daily fund prices, yields, dividend rates and fund facts about Evergreen closed-end funds. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for a statement from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund broker-dealer or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout each period)

	Year Ended August 31,

	2006	2005	2004[1]

Net asset value, beginning of period	$ 25.43	$ 19.76	$ 19.10[2]

Income from investment operations
Net investment income (loss)	4.07[3]	1.80	0.77
Net realized and unrealized gains or losses on investments	(0.51)	5.64	0.34
Distributions to preferred shareholders from[3]
Net investment income	(0.39)	(0.15)	(0.02)
Net realized gains	(0.02)	(0.04)	0

Total from investment operations	3.15	7.25	1.09

Distributions to common shareholders from
Net investment income	(2.76)	(1.58)	(0.30)
Net realized gains	(2.67)	0	0

Total distributions to common shareholders	(5.43)	(1.58)	(0.30)

Offering costs charged to capital for
Common shares	0	0	(0.04)
Preferred shares	0.01[3,4]	0	(0.09)

Total offering costs	0.01	0	(0.13)

Net asset value, end of period	$ 23.16	$ 25.43	$ 19.76

Market value, end of period	$ 23.50	$ 22.21	$ 18.29

Total return based on market value[5]	35.89%	31.00%	(7.05%)

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$195,955	$250,826	$227,328
Liquidation value of preferred shares, end of period (thousands)	$ 80,000	$ 80,000	$ 80,000
Asset coverage ratio, end of period	341%	406%	284%
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements and interest expense but excluding expense reductions	1.70%	1.49%	1.31%[6]
Expenses including interest expense but excluding waivers/reimbursements and expense reductions	1.70%	1.54%	1.31%[6]
Interest expense	0.31%	0.30%	0.29%[6]
Net investment income (loss)[7]	16.00%	8.50%	12.05%[6]
Portfolio turnover rate	122%	126%	55%

1 For the period from April 30, 2004 (commencement of operations), to August 31, 2004.

2 Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.

3 Calculated based on average common shares outstanding during the period.

4 Amount represents a refund of certain preferred share offering expenses.

5 Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

6 Annualized

7 The net investment income (loss) ratio reflects distributions paid to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

August 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS 42.8%
CONSUMER DISCRETIONARY 8.9%
Auto Components 0.2%
American Axle & Manufacturing Holdings, Inc., 5.25%, 02/11/2014	$500,000	$ 417,500

Automobiles 0.1%
Ford Motor Co., 7.45%, 07/16/2031	230,000	181,700

Diversified Consumer Services 0.5%
Service Corporation International, 8.00%, 06/15/2017 144A	1,000,000	962,500

Hotels, Restaurants & Leisure 1.6%
Caesars Entertainment, Inc., 8.125%, 05/15/2011	1,000,000	1,057,500
Festival Fun Parks, LLC, 10.875%, 04/15/2014	475,000	469,063
Seneca Gaming Corp., 7.25%, 05/01/2012	1,000,000	987,500
Town Sports International, Inc., 9.625%, 04/15/2011	642,000	678,915

		3,192,978

Media 2.9%
CSC Holdings, Inc., 7.625%, 04/01/2011	1,000,000	1,027,500
Lamar Media Corp., 6.625%, 08/15/2015	1,000,000	942,500
LIN TV Corp., 6.50%, 05/15/2013	835,000	774,462
Mediacom Communications Corp., 9.50%, 01/15/2013	1,000,000	1,032,500
MediaNews Group, Inc., 6.375%, 04/01/2014	1,000,000	890,000
R.H. Donnelley Corp., 10.875%, 12/15/2012	1,000,000	1,100,000

		5,766,962

Multi-line Retail 0.6%
J.C. Penney Co., Inc., 7.375%, 08/15/2008	1,000,000	1,033,615
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	100,000	106,750

		1,140,365

Specialty Retail 1.5%
Central Garden & Pet Co., 9.125%, 02/01/2013 (p)	1,500,000	1,560,000
Payless ShoeSource, Inc., 8.25%, 08/01/2013	300,000	309,000
United Auto Group, Inc., 9.625%, 03/15/2012	1,000,000	1,057,500

		2,926,500

Textiles, Apparel & Luxury Goods 1.5%
Levi Strauss & Co., 9.75%, 01/15/2015	800,000	832,000
Oxford Industries, Inc., 8.875%, 06/01/2011	1,000,000	1,015,000
Warnaco Group, Inc., 8.875%, 06/15/2013	1,000,000	1,027,500

		2,874,500

CONSUMER STAPLES 2.6%
Food & Staples Retailing 1.1%
Ingles Markets, Inc., 8.875%, 12/01/2011	1,000,000	1,047,500
Rite Aid Corp., 8.125%, 05/01/2010	1,000,000	1,008,750

		2,056,250

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food Products 1.5%
B&G Foods Holdings Corp., 8.00%, 10/01/2011	$ 1,000,000	$ 1,020,000
Dean Foods Co., 8.15%, 08/01/2007	500,000	511,250
Del Monte Foods Co., 6.75%, 02/15/2015	1,500,000	1,432,500

		2,963,750

ENERGY 5.9%
Energy Equipment & Services 0.7%
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	150,000	140,625
Parker Drilling Co., 9.625%, 10/01/2013 (p)	315,000	344,925
PHI, Inc., 7.125%, 04/15/2013 144A	1,000,000	957,500

		1,443,050

Oil, Gas & Consumable Fuels 5.2%
Chesapeake Energy Corp., 6.875%, 01/15/2016	1,000,000	975,000
El Paso Production Holding Co., 7.75%, 06/01/2013	1,000,000	1,020,000
Exco Resources, Inc., 7.25%, 01/15/2011	1,500,000	1,466,250
Ferrellgas Partners, LP, 6.75%, 05/01/2014	1,000,000	967,500
Forest Oil Corp., 7.75%, 05/01/2014	1,000,000	1,012,500
Frontier Oil Corp., 6.625%, 10/01/2011	125,000	125,625
Peabody Energy Corp., 6.875%, 03/15/2013	1,000,000	995,000
Plains Exploration & Production Co., 8.75%, 07/01/2012	1,000,000	1,055,000
Targa Resources, Inc., 8.50%, 11/01/2013 144A	1,000,000	1,002,500
Tesoro Corp., 6.625%, 11/01/2015 144A	500,000	485,000
Williams Cos., 7.125%, 09/01/2011 (p)	1,000,000	1,020,000

		10,124,375

FINANCIALS 4.1%
Consumer Finance 1.3%
Ford Motor Credit Co., 5.70%, 01/15/2010 (p)	745,000	693,938
General Motors Acceptance Corp., 5.625%, 05/15/2009	1,000,000	967,853
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	1,000,000	893,750

		2,555,541

Insurance 0.8%
Crum & Forster Holdings Corp., 10.375%, 06/15/2013 (p)	1,500,000	1,500,000

Real Estate Investment Trusts 1.7%
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	1,000,000	987,500
7.00%, 01/15/2016	250,000	244,375
Thornburg Mortgage, Inc., 8.00%, 05/15/2013	1,000,000	985,000
Ventas, Inc., 7.125%, 06/01/2015	1,000,000	1,028,750

		3,245,625

Real Estate Management & Development 0.3%
CB Richard Ellis Group, Inc., 9.75%, 05/15/2010	650,000	697,125

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
HEALTH CARE 1.7%
Health Care Providers & Services 1.3%
Extendicare Health Services, Inc., 6.875%, 05/01/2014	$ 1,000,000	$ 1,050,000
HCA, Inc., 6.375%, 01/15/2015	700,000	558,250
Triad Hospitals, Inc., 7.00%, 11/15/2013	1,000,000	960,000

		2,568,250

Pharmaceuticals 0.4%
Mylan Laboratories, Inc., 6.375%, 08/15/2015	715,000	692,656

INDUSTRIALS 4.0%
Aerospace & Defense 0.5%
Aviall, Inc., 7.625%, 07/01/2011	1,000,000	1,052,500

Commercial Services & Supplies 2.1%
Adesa, Inc., 7.625%, 06/15/2012	1,000,000	990,000
Corrections Corporation of America, 6.25%, 03/15/2013	1,050,000	1,019,813
Geo Group, Inc., 8.25%, 07/15/2013	1,000,000	1,000,000
NationsRent Companies, Inc., 9.50%, 10/15/2010 (p)	1,000,000	1,086,520

		4,096,333

Machinery 1.0%
Manitowoc Co., Inc., 7.125%, 11/01/2013	1,000,000	990,000
Terex Corp., 7.375%, 01/15/2014	1,000,000	1,005,000

		1,995,000

Road & Rail 0.2%
Avis Budget Car Rental, LLC, 7.625%, 05/15/2014 144A	500,000	477,500

Trading Companies & Distributors 0.2%
Ashtead Group plc, 9.00%, 08/15/2016 144A	300,000	307,500

INFORMATION TECHNOLOGY 1.4%
IT Services 1.4%
Iron Mountain Inc., 8.625%, 04/01/2013	1,000,000	1,026,250
SunGard Data Systems, Inc., 4.875%, 01/15/2014	1,000,000	867,500
Unisys Corp., 8.00%, 10/15/2012	1,000,000	931,250

		2,825,000

MATERIALS 6.0%
Chemicals 2.2%
Equistar Chemicals, LP, 10.625%, 05/01/2011	1,000,000	1,080,000
Lyondell Chemical Co., 10.50%, 06/01/2013	1,000,000	1,105,000
Scotts Co., 6.625%, 11/15/2013 (p)	1,000,000	970,000
Tronox, Inc., 9.50%, 12/01/2012	600,000	619,500
Westlake Chemical Corp., 6.625%, 01/15/2016 (p)	600,000	573,000

		4,347,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 1.0%
Crown Americas, Inc., 7.75%, 11/15/2015	$ 1,000,000	$ 1,010,000
Owens-Brockway Glass Containers, Inc., 6.75%, 12/01/2014 (p)	1,010,000	944,350

		1,954,350

Metals & Mining 1.1%
Freeport-McMoRan Copper & Gold, Inc., 6.875%, 02/01/2014	1,000,000	990,000
United States Steel Corp., 10.75%, 08/01/2008 (p)	1,000,000	1,082,500

		2,072,500

Paper & Forest Products 1.7%
Boise Cascade, LLC, 7.125%, 10/15/2014 (p)	1,250,000	1,168,750
Bowater, Inc., 6.50%, 06/15/2013	500,000	447,500
Glatfelter, 7.125%, 05/01/2016 144A	800,000	792,630
Verso Paper Holdings, LLC:
9.125%, 08/01/2014 144A	650,000	650,000
11.375%, 08/01/2016 144A (p)	300,000	298,500

		3,357,380

TELECOMMUNICATION SERVICES 2.6%
Diversified Telecommunication Services 2.1%
Citizens Communications Co., 6.25%, 01/15/2013	1,000,000	971,250
Embarq Corp., 7.08%, 06/01/2016	1,000,000	1,022,123
Insight Midwest, LP, 10.50%, 11/01/2010	1,000,000	1,055,000
Level 3 Communications, Inc., 6.375%, 10/15/2015	1,000,000	967,500

		4,015,873

Wireless Telecommunication Services 0.5%
Rural Cellular Corp., 8.25%, 03/15/2012	1,000,000	1,030,000

UTILITIES 5.6%
Electric Utilities 3.1%
Aquila, Inc., 14.875%, 07/01/2012	1,000,000	1,325,000
DPL, Inc., 6.875%, 09/01/2011	1,000,000	1,053,029
Edison International, 7.73%, 06/15/2009	1,000,000	1,027,500
Mirant North America, LLC, 7.375%, 12/31/2013	975,000	970,125
NRG Energy, Inc, 7.25%, 02/01/2014	700,000	693,000
Reliant Energy, Inc., 6.75%, 12/15/2014	1,000,000	947,500

		6,016,154

Gas Utilities 0.5%
SEMCO Energy, Inc., 7.75%, 05/15/2013	1,000,000	1,003,231

Independent Power Producers & Energy Traders 1.5%
AES Corp., 7.75%, 03/01/2014	1,000,000	1,035,000
Dynegy, Inc., 8.375%, 05/01/2016 144A (p)	1,000,000	990,000
Tenaska, Inc., 7.00%, 06/30/2021 144A	977,235	943,387

		2,968,387

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2006

	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Multi-Utilities 0.5%
CMS Energy Corp., 7.50%, 01/15/2009	$ 1,000,000	$ 1,032,500

Total Corporate Bonds (cost $86,061,992)		83,861,335

	Shares	Value

CONVERTIBLE PREFERRED STOCKS 5.7%
ENERGY 1.9%
Oil, Gas & Consumable Fuels 1.9%
El Paso Corp., 4.99%, 12/31/2049	3,000	3,780,375

UTILITIES 3.8%
Multi-Utilities 3.8%
PNM Resources, Inc., 6.75%, 05/16/2049	142,000	7,348,500

Total Convertible Preferred Stocks (cost $9,806,720)		11,128,875

COMMON STOCKS 80.0%
ENERGY 7.3%
Oil, Gas & Consumable Fuels 7.3%
Crosstex Energy, Inc	120,000	11,064,000
Southwestern Energy Co. *	50,000	1,717,500
Valero GP Holdings, LLC	75,000	1,535,250

		14,316,750

FINANCIALS 6.1%
Real Estate Investment Trusts 6.1%
Global Signal, Inc	250,000	12,000,000

TELECOMMUNICATION SERVICES 18.8%
Diversified Telecommunication Services 9.0%
AT&T, Inc	5,000	155,650
BellSouth Corp	5,000	203,600
Shenandoah Telecommunications Co. +	170,000	7,473,200
Verizon Communications, Inc	240,000	8,443,200
Windstream Corp	103,393	1,364,783

		17,640,433

Wireless Telecommunication Services 9.8%
Alltel Corp. µ	100,000	5,421,000
American Tower Corp., Class A *	125,000	4,482,500
Bouygues SA	50,000	2,629,374
Centennial Communications Corp	575,000	2,696,750
Rogers Communications, Inc	75,000	3,867,000

		19,096,624

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2006

	Shares	Value

COMMON STOCKS continued
UTILITIES 47.8%
Electric Utilities 34.2%
Allegheny Energy, Inc. *	50,000	$ 2,087,000
Cleco Corp	50,000	1,248,000
DPL, Inc	400,000	11,120,000
E.ON AG, ADR	190,000	8,056,000
Endesa SA	200,000	6,950,247
Entergy Corp	150,000	11,647,500
Exelon Corp	200,000	12,196,000
FirstEnergy Corp	150,000	8,559,000
Maine & Maritimes Corp	500	8,625
MGE Energy, Inc	15,000	504,150
Mirant Corp. *	75,072	2,174,836
Northeast Utilities	200	4,562
NRG Energy, Inc. *	50,000	2,532,000
Reliant Energy, Inc. *	500	6,730
ScottishPower plc, ADR	47	2,224
UIL Holdings Corp	333	12,168

		67,109,042

Independent Power Producers & Energy Traders 9.1%
AES Corp. *	500	10,620
Black Hills Corp	200	6,962
Constellation Energy Group, Inc	1,000	60,090
Dynegy, Inc., Class A *	300,000	1,860,000
Ormat Technologies, Inc	25,000	909,750
TXU Corp	225,000	14,897,250

		17,744,672

Multi-Utilities 2.1%
Ameren Corp	200	10,710
CMS Energy Corp	200	2,928
Duke Energy Corp	300	9,000
Energy East Corp	1,000	24,250
NSTAR	50,000	1,646,500
PG&E Corp	200	8,386
Puget Energy, Inc	200	4,526
RWE AG	25,000	2,288,386
Wisconsin Energy Corp	1,500	64,500
Xcel Energy, Inc	200	4,160

		4,063,346

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2006

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Water Utilities 2.4%
Aqua America, Inc	25,000	$ 592,250
Kelda Group plc	100,000	1,569,853
Pennichuck Corp	150,000	2,632,500

		4,794,603

Total Common Stocks (cost $112,728,832)		156,765,470

PREFERRED STOCKS 6.8%
UTILITIES 6.8%
Electric Utilities 6.4%
Carolina Power & Light Co	9,217	848,828
Connecticut Light & Power Co., Ser. 1947	22,000	807,814
Connecticut Light & Power Co., Ser. 1949	9,600	366,000
Consolidated Edison, Inc	10,620	928,453
Dayton Power & Light Co., Ser. A	9,416	659,415
Dayton Power & Light Co., Ser. B	5,120	373,120
Entergy Arkansas, Inc	644	67,600
Louisville Gas & Electric Co	40,592	943,764
Pacific Gas & Electric Co., Ser. D	30,600	634,797
Pacific Gas & Electric Co., Ser. H	33,800	661,635
Pacific Gas & Electric Co., Ser. I	34,800	650,934
PECO Energy Co., Ser. C	29,590	2,504,054
Southern California Edison Co., Ser. B	45,900	853,969
Southern California Edison Co., Ser. D	54,000	1,061,100
Union Electric Co	13,400	1,106,840

		12,468,323

Water Utilities 0.4%
Hackensack Water Co	10,469	837,520

Total Preferred Stocks (cost $13,335,249)		13,305,843

ESCROW SHARES 0.0%
Mirant Corp. Escrow * + (h) (cost $0)	5,000,000	0

UNIT INVESTMENT TRUST 0.2%
Kayne Anderson MLP Investment Co. (cost $375,000)	15,000	415,050

SHORT-TERM INVESTMENTS 6.5%
MUTUAL FUND SHARES 6.5%
Evergreen Institutional Money Market Fund ø µ	5,645,974	5,645,974
Navigator Prime Portfolio (pp)	7,175,695	7,175,695

Total Short-Term Investments (cost $12,821,669)		12,821,669

Total Investments (cost $235,129,462) 142.0%		278,298,242
Other Assets and Liabilities and Preferred Shares (42.0%)		(82,343,087)

Net Assets Applicable to Common Shareholders 100.0%		$ 195,955,155

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2006

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
(p)	All or a portion of this security is on loan.
*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available.
µ	All or a portion of this security has been segregated as collateral for reverse repurchase agreements.
(h)	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
(pp)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
ADR	American Depository Receipt

The following table shows the percent of total investments (excluding equity positions and collateral from securities on loan) by credit quality based on Moody’s and Standard & Poor’s ratings as of August 31, 2006 (unaudited):
AAA	19.2%
BBB	2.6%
BB	28.9%
B	49.3%

100.0%

The following table shows the percent of total investments (excluding equity positions and collateral from securities on loan)
based on effective maturity as of August 31, 2006 (unaudited):
Less than 1 year	19.7%
1 to 3 year(s)	4.9%
3 to 5 years	11.5%
5 to 10 years	61.0%
10 to 20 years	2.7%
20 to 30 years	0.2%

100.0%

The following table shows the percent of total long-term investments by geographic location as of August 31, 2006:
United States	90.9%
Germany	3.7%
Spain	2.5%
Canada	1.4%
France	0.9%
United Kingdom	0.6%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2006

Assets
Investments in securities, at value (cost $229,483,488) including $7,043,470 of securities
loaned	$ 272,652,268
Investments in affiliated money market fund, at value (cost $5,645,974)	5,645,974

Total investments	278,298,242
Receivable for securities sold	12,956,993
Dividends and interest receivable	2,495,602
Receivable for securities lending income	297
Unrealized gains on interest rate swap transactions	574,235

Total assets	294,325,369

Liabilities
Dividends payable applicable to common shareholders	1,410,672
Payable for securities purchased	223,947
Payable for reverse repurchase agreements	9,271,541
Payable for securities on loan	7,175,695
Advisory fee payable	4,680
Due to other related parties	3,073
Accrued expenses and other liabilities	83,600

Total liabilities	18,173,208

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 3,200 shares, including dividends payable
of $197,006	80,197,006

Net assets applicable to common shareholders	$ 195,955,155

Net assets applicable to common shareholders represented by
Paid-in capital	$ 148,503,268
Undistributed net investment income	16,701,227
Accumulated net realized losses on investments	(12,997,521)
Net unrealized gains on investments	43,748,181

Net assets applicable to common shareholders	$ 195,955,155

Net asset value per share applicable to common shareholders
Based on $195,955,155 divided by 8,462,347 common shares issued and outstanding
(unlimited number of common shares authorized)	$ 23.16

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended August 31, 2006

Investment income
Dividends (net of foreign withholding taxes of $1,482,131)	$ 34,069,200
Interest	5,692,133
Income from affiliate	480,384
Securities lending	1,926

Total investment income	40,243,643

Expenses
Advisory fee	1,798,561
Administrative services fee	149,880
Transfer agent fees	104,506
Trustees’ fees and expenses	66,360
Printing and postage expenses	187,556
Custodian and accounting fees	108,588
Registration and filing fees	6,989
Professional fees	194,787
Interest expense	642,632
Auction agent fees	213,859
Other	38,593

Total expenses	3,512,311
Less: Expense reductions	(5,511)

Net expenses	3,506,800

Net investment income	36,736,843

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(9,729,019)
Foreign currency related transactions	(30,663)
Interest rate swap transactions	450,716

Net realized losses on investments	(9,308,966)
Net change in unrealized gains or losses on investments	3,906,424

Net realized and unrealized gains or losses on investments	(5,402,542)
Distributions to preferred shareholders from
Net investment income	(3,476,918)
Net realized gains	(135,685)

Net increase in net assets resulting from operations	$ 27,721,698

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2006	2005

Operations
Net investment income	$ 36,736,843	$ 20,979,286
Net realized gains or losses on investments	(9,308,966)	27,766,976
Net change in unrealized gains or losses on investments	3,906,424	32,209,625
Distributions to preferred shareholders from
Net investment income	(3,476,918)	(1,688,241)
Net realized gains	(135,685)	(434,995)

Net increase in net assets applicable to common
shareholders resulting from operations	27,721,698	78,832,651

Distributions to common shareholders from
Net investment income	(25,301,690)	(17,443,274)
Net realized gains	(25,391,606)	0

Total distributions to common shareholders	(50,693,296)	(17,443,274)

Capital share transactions
Net asset value of common shares issued under the
Automatic Dividend Reinvestment Plan	116,986	0
Cost of shares tendered	(32,097,815)	(37,891,574)
Net proceeds from refund of preferred share offering
expenses	81,984	0

Net decrease in net assets resulting from capital share
transactions	(31,898,845)	(37,891,574)

Total increase (decrease) in net assets applicable to
common shareholders	(54,870,443)	23,497,803
Net assets applicable to common shareholders
Beginning of period	250,825,598	227,327,795

End of period	$ 195,955,155	$ 250,825,598

Undistributed net investment income	$ 16,701,227	$ 7,913,403

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

Year Ended August 31, 2006

Increase in Cash
Cash Flows from Operating Activities:
Net increase in net assets applicable to common shareholders from operations	$ 27,721,698
Adjustments to reconcile net increase in net assets applicable to common shareholders from operations to net cash provided by operating activities:
Purchase of investment securities including amortization of premium and accretion
of discount on long-term securities	(370,903,100)
Proceeds from disposition of investment securities	420,708,221
Sale of short-term investment securities, net	10,514,156
Decrease in dividends and interest receivable	1,704,005
Increase in receivable for securities sold	(12,943,639)
Increase in receivable for securities lending income	(297)
Decrease in other assets	122,876
Decrease in payable for securities purchased	(1,520,077)
Increase in payable for securities on loan	7,175,695

Decrease in accrued expenses	(96,107)
Unrealized appreciation on investments	(3,906,424)
Net realized losses from securities	9,729,019

Net cash provided by operating activities	88,306,026

Cash Flows from Financing Activities:
Decrease in paid-in capital	(32,015,831)
Cash distributions paid on common shares	(50,234,216)
Decrease in reverse repurchase agreements	(5,973,246)
Increase in dividends payable on preferred shares	82,940

Net cash used in financing activities	(88,140,353)

Net increase in cash	165,673
Cash (including foreign currency):
Beginning of year	$ (165,673)

End of year	$ 0

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

b. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be credit-worthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Interest rate swaps

The Fund may enter into interest rate swap agreements to manage the Fund’s exposure to interest rates. A swap agreement is an exchange of cash payments between the Fund and another party based on a notional principal amount. Cash payments or receipts are recorded as realized gains or losses. The value of the swap agreements is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

NOTES TO FINANCIAL STATEMENTS continued

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized gains or losses from interest rate swap transactions, consent fees on tendered bonds and premium amortization. During the year ended August 31, 2006, the following amounts were reclassified:

Undistributed net investment income	$ 829,589
Accumulated net realized losses on investments	(829,589)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. For the year ended August 31, 2006, the advisory fee was equivalent to 0.87% of the Fund’s average daily net assets applicable to common shareholders.

The Fund may invest in Evergreen-managed money market funds which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the year ended August 31, 2006, the administrative fee was equivalent to 0.07% of the fund’s average daily net assets applicable to common shareholders.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended August 31, 2006, the Fund paid brokerage commissions of $78,918 to Wachovia Securities, LLC.

NOTES TO FINANCIAL STATEMENTS continued

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares with no par value. For the years ended August 31, 2006 and August 31, 2005, the Fund issued 5,113 and 0 common shares, respectively.

The Board of Trustees committed to consider making tender offers for the Fund’s common shares in the event that the common shares traded at a discount to net asset value of greater than 5% for fifteen of twenty days during a measurement period, as defined in the Fund’s prospectus. These tender offers were to purchase up to 5% of the Fund’s outstanding common shares at their net asset value. For the year ended August 31, 2006, the Board of Trustees considered and approved three separate tender offers with a total of 1,406,866 common shares tendered and repurchased by the Fund. As of August 31, 2006, the Board of Trustees, pursuant to the Enhanced Liquidity Plan as stated in the Fund’s prospectus, will no longer be required to consider conducting a tender offer for the Fund’s common shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $350,627,357 and $377,477,659, respectively, for the year ended August 31, 2006.

During the year ended August 31, 2006, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $12,600,627 with an average interest rate of 5.10% and paid interest of $642,632 representing 0.31% of the Fund’s average daily net assets applicable to common shareholders. The maximum amount outstanding under reverse repurchase agreements during the year ended August 31, 2006 was $16,625,855 (including accrued interest). At August 31, 2006, reverse repurchase agreements outstanding were as follows:

Repurchase			Maturity
Amount	Counterparty	Interest Rate	Date

$ 9,271,541	Lehman Brothers	6.00%	10/17/2006

During the year ended August 31, 2006, the Fund loaned securities to certain brokers. At August 31, 2006, the value of securities on loan and the value of collateral amounted to $7,043,470 and $7,175,695, respectively.

At August 31, 2006, the Fund had the following open interest rate swap agreements:

			Cash Flows	Cash Flows
	Notional		Paid by the	Received	Unrealized
Expiration	Amount	Counterparty	Fund	by the Fund	Gain

11/16/2007	$43,000,000	Royal Bank of	Fixed-	Floating-5.33%	$574,235
		Scotland Greenwich	3.525%
		Capital

NOTES TO FINANCIAL STATEMENTS continued

On August 31, 2006, the aggregate cost of securities for federal income tax purposes was $236,364,168. The gross unrealized appreciation and depreciation on securities based on tax cost was $89,859,185 and $47,925,111, respectively, with a net unrealized appreciation of $41,934,074.

For income tax purposes, capital and currency losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of August 31, 2006, the Fund incurred and will elect to defer post-October capital and currency losses of $11,746,626 and $24,165, respectively.

6. AUCTION MARKET PREFERRED SHARES

The Fund has issued 3,200 shares of Auction Market Preferred Shares (“Preferred Shares”) with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. The annualized dividend rate was 4.52% during the year ended August 31, 2006. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

The Preferred Shares are redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the requirement relating to the asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s Trustees.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Post-October
Ordinary Income	Appreciation	Losses

$16,709,203	$42,513,475	$11,770,791

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and interest rate swaps. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended August 31,

	2006	2005

Ordinary Income	$ 43,696,135	$19,131,515
Long-term Capital Gain	10,609,764	434,995

8. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and Evergreen Services Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small

NOTES TO FINANCIAL STATEMENTS continued

Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

The staff of the National Association of Securities Dealers (“NASD”) had notified EIS that it has made a preliminary determination to recommend that disciplinary action be brought against EIS for certain violations of the NASD’s rules. The recommendation relates principally to allegations that EIS (i) arranged for fund portfolio trades to be directed to broker-dealers (including Wachovia Securities, LLC, an affiliate of EIS) that sold Evergreen fund shares during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period. EIS is cooperating with the NASD staff in its review of these matters.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

From time to time, EIMC is involved in various legal actions in the normal course of business. In EIMC’s opinion, it is not involved in any legal actions that will have a material effect on its ability to provide services to the Fund.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

NOTES TO FINANCIAL STATEMENTS continued

12. NEW ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

13. SUBSEQUENT DISTRIBUTIONS

On August 18, 2006, the Fund declared distributions from net investment income of $0.1667 per common share payable on October 2, 2006 to shareholders of record on September 13, 2006.

On September 22, 2006, the Fund declared distributions from net investment income of $0.2000 per common share payable on November 1, 2006 to shareholders of record on October 16, 2006.

On October 20, 2006, the Fund declared distributions from net investment income of $0.2000 per common share payable on December 1, 2006 to shareholders of record on November 15, 2006.

These distributions are not reflected in the accompanying financial statements.

14. SUBSEQUENT EVENTS

At meetings held on September 20-21, 2006, the Fund’s Board of Trustees approved a sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”). A Meeting of Shareholders of the Fund will be held on December 15, 2006 to consider and vote on the sub-advisory agreement. The sub-advisory agreement will not be effective unless it is approved by shareholders of the Fund. If the sub-advisory agreement is approved, Crow Point would become the investment sub-advisor to the utilities portion of the Fund and would be paid by EIMC for its services to the Fund. There will be no change in the fees paid by the Fund to EIMC.

On or about October 30, 2006, materials for this meeting will be mailed to shareholders of record on October 13, 2006.

Effective October 1, 2006, Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, became the investment sub-advisor to the fixed income portion of the Fund and is paid by EIMC for its services to the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Utilities and High Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Utilities and High Income Fund as of August 31, 2006, and the related statement of operations and statement of cash flows for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the two years ended August 31, 2006 and the four-month period from April 30, 2004 (commencement of operations) to August 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Utilities and High Income Fund as of August 31, 2006, the results of its operations, cash flows, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 24, 2006

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $10,609,764 for the fiscal year ended August 31, 2006.

For corporate shareholders, 14.04% of ordinary income dividends paid during the fiscal year ended August 31, 2006 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended August 31, 2006, the Fund designates 77.81% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2006 year-end tax information will be reported on your 2006 Form 1099-DIV, which shall be provided to you in early 2007.

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society; Former Trustee, Mentor Funds and Cash Resource Trust; Former
Term of office since: 1991	Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive
Other directorships: None	Vice President and Treasurer, State Street Research & Management Company (investment advice)

Shirley L. Fulton	Partner, Tin, Fulton, Greene & Owen, PLLC (law firm); Former Partner, Helms, Henderson &
Trustee	Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District,
DOB: 1/10/1952	Charlotte, NC
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College; Former Trustee, Mentor
DOB: 10/23/1938	Funds and Cash Resource Trust
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director,
Trustee	Diversapack Co.; Director, Obagi Medical Products Co.; Former Director, Lincoln Educational
DOB: 2/14/1939	Services; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1983
Other directorships: Trustee, The
Phoenix Group of Mutual Funds

Gerald M. McDonnell	Manager of Commercial Operations, SMI Steel Co. – South Carolina (steel producer); Former
Trustee	Sales and Marketing Manager, Nucor Steel Company; Former Trustee, Mentor Funds and Cash
DOB: 7/14/1939	Resource Trust
Term of office since: 1988
Other directorships: None

Patricia B. Norris[2]	Former Partner, PricewaterhouseCoopers LLP
Trustee
DOB: 4/9/1948
Term of office since: 2006
Other directorships: None

William Walt Pettit	Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.; Director,
Trustee	National Kidney Foundation of North Carolina, Inc.; Former Trustee, Mentor Funds and Cash
DOB: 8/26/1955	Resource Trust
Term of office since: 1984
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications); Former Trustee, Mentor Funds and Cash Resource Trust

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates,
Trustee	Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Trustee, Mentor
DOB: 6/2/1947	Funds and Cash Resource Trust
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media
Trustee	Corporation (multi-media branding company); Former Trustee, Mentor Funds and Cash
DOB: 2/20/1943	Resource Trust
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee,
Trustee	Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Enhance
DOB: 8/11/1939	Financial Services, Inc.; Former Director, Old State House Association; Former Trustee, Mentor
Term of office since: 1993	Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA[3]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former
DOB: 12/12/1937	Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[4]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[5]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[5]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

James Angelos[5]	Principal occupations: Chief Compliance Officer and Senior Vice President, Evergreen Funds;
Chief Compliance Officer	Former Director of Compliance, Evergreen Investment Services, Inc.
DOB: 9/2/1947
Term of office since: 2004

1 The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversees 91 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Ms. Norris’ information is as of July 1, 2006, the effective date of her trusteeship.

3 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

4 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

5 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $258 billion in assets as of September 30, 2006, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at EvergreenInvestments.com

Transfer Agent, Registrar, Shareholder Servicing Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800.730.6001

Common Stock listed on American Stock Exchange, Symbol ERH.

571535 rv1 10/2006

Evergreen Investments℠
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

571535 rv1 10/2006

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III, K. Dun Gifford and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of one series of the Registrant’s annual financial statements for the fiscal years ended August 31, 2006, and August 31, 2005, and fees billed for other services rendered by KPMG LLP.

	2006	2005
Audit fees	$73,425	$35,250
Audit-related fees	0	0
Tax fees	0	0
Non-audit fees (1)	930,575	745,575
All other fees	0	0
Total fees	$1,004,000	$780,825

(1) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with

Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William W. Pettit and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”). The proxy voting policies and procedures of the Advisor are included as an appendix at the end of the filing

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

As of August 31, 2005, the Fund is managed by Gary Pzegeo and Timothy O’Brien. Gary Pzegeo is a Managing Director and the Head of the High Yield team of Tattersall Advisory Group. He has been with Tattersall Advisory Group or an affiliate firm since 2005. Previously, he served as a Vice President and Portfolio Manager with Gannett, Welsh & Kotler (2001 – 2005) where he was responsible for high yield and taxable investment grade portfolios. Gary also served as a Managing Director and Portfolio Manager with Evergreen Investments (1990 – 2001).

Timothy O’Brien is a Managing Director, Senior Portfolio Manager and a member of the Value Equity team. He joined EIMC in 2002. Prior to joining EIMC, he served as a portfolio manager at Gabelli Asset Management Inc. from 1999-2002.

     Other Funds and Accounts Managed. The following table provides information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal year ended August 31, 2005.

Portfolio Manager		(Assets in
		thousands)
Gary Pzegeo	Assets of registered investment companies managed
	Evergreen Strategic Income Fund[1]	$333,960.3
	Evergreen VA Strategic Income Fund[1]	90,051.3
	Evergreen Balanced Fund[1]	1,488,935.4
	Evergreen Diversified Bond Fund[1]	306,843.5
	Evergreen Managed Income Fund[1]	1,156,278.2
	Evergreen Utilities and High Income Fund[1]	282,064.6
	Evergreen Select High Yield Bond Fund	407,576.0
	Evergreen High Yield Bond Fund	744,328.7
	Evergreen Income Advantage Fund	1,400,992.3
	Evergreen VA High Income Fund	40,934.8
	Life Investors Insurance Company High Yield Fund	72,048.1
	Prudential Insurance Company High Yield Fund	36,542.8
	Transamerica Life Insurance Company High Yield Fund	35,182.0
	TOTAL	$6,395,738.1
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	1
	Assets of other pooled investment vehicles managed	$ 18,570.3
	Number of those subject to performance fee	0
	Number of separate accounts managed	10
	Assets of separate accounts managed	$496,918.5
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	N/A

1Mr. Pzegeo is not fully responsible for the management of the entire portfolios of the Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund, Evergreen Balanced Fund, Evergreen Diversified Bond Fund, Evergreen Managed Income Fund and Evergreen Utilities and High Income Fund. As of August 31, 2006, he was responsible only for approximately $869.7 million of the $3,658.1 million in assets in these funds.

Portfolio Manager		(Assets in
		thousands)
Tim O'Brien	Assets of registered investment companies managed
	Evergreen Utility and Telecommunications Fund	$420,567.7
	Evergreen Utilities and High Income Fund[1]	$196,164.3
	TOTAL	$ 616,732.1
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	N/A
	Number of those subject to performance fee	0
	Number of separate accounts managed	0
	Assets of separate accounts managed	N/A
	Number of those subject to performance fee	N/A
	Assets of those subject to performance fee	N/A

1Mr. O’Brien is not fully responsible for the management of the entire portfolio of the Evergreen Utilities and High Income Fund. As of August 31, 2006, he was responsible only for approximately $92.3 million of the $196.2 million in assets in this fund.

     Conflicts of Interest. Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. EIMC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

     EIMC does not receive a performance fee for its management of the Funds. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds—for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

     EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.

Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

     Compensation. For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants. The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

     The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

     To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

     In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

     For calendar year 2004, the investment performance component of each portfolio manager’s bonus was determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2005.

Portfolio Manager
Gary Pzegeo	Lipper High Yield
Callan High Yield
Lipper Multi sector income
Timothy O’Brien	Lipper Large Cap Core
Lipper Utility
Lipper Equity Income

     Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held. Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

  medical, dental, vision and prescription benefits,
  life, disability and long-term care insurance,
  before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

     These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

     Fund Holdings. As of the Fund’s fiscal year ended August 31, 2006, the portfolio managers had the following holdings in the Fund:

Portfolio Manager
Gary Pzegeo	$0
Timothy O’Brien	$10,001 - $50,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by each portfolio manager as of August 31, 2005. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Portfolio Manager
Gary Pzegeo	$10,001	-	$50,000
Timothy O’Brien	$10,001	-	$50,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005. Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce	$500,001 – 1,000,000
President, EIS
Christopher Conkey	Over $1,000,000
Chief Investment Officer, EIMC
Dennis Ferro	Over $1,000,000
Chief Executive Officer, EIMC
Richard Gershen	$500,001 – 1,000,000
Head of Business Strategy, Risk and
Product Management, EIMC
W. Douglas Munn	$500,001 – 1,000,000
Chief Operating Officer, EIMC
Patrick O’Brien	Over $1,000,000
President, Institutional Division, EIMC

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Utilities and High Income Fund

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: October 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: October 30, 2006

By: ________________________
Kasey Phillips
Principal Financial Officer

Date: October 30, 2006